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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 18, 1995



                                    CRSS INC.
                          (Exact name of registrant as
                           specified in its charter)



   Delaware                         1-7477                    74-1677382
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification
incorporation)                                                  Number)



                        1177 West Loop South, Suite 800
                              Houston, Texas 77027
                    (Address of principal executive offices)



       Registrant's telephone number, including area code (713) 552-2160
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ITEM 5.  OTHER EVENTS

         On May 17, 1995, the Registrant issued a press release stating that it had entered into an Agreement of Merger with American Tractebel Corporation and ATC Acquisition Corp.

ITEM 7.  EXHIBITS

         Exhibit 99.  Press release dated May 17, 1995.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            CRSS INC.



Dated:  May 17, 1995                         By: /s/ Timothy R. Dunne
                                                 -------------------------------
                                                 Name:  Timothy R. Dunne
                                                 Title:   Vice President,
                                                 General Counsel and Secretary





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